Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were either originated or purchased by an affiliate of MM Revolver LLC (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

▪	“Credit Review”:	44 reverse mortgage loans
▪	“Data Integrity Review”:	44 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is not all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Appraisal Effective Date	Coborrower Last Name	Original Principal Limit
Appraised Value	Contract Sales Price	Original Repair Set-aside
Borrower Birth Date	Desk Review Value	Original Unpaid Principal Balance
Borrower First Name	Funding Date	Property Type
Borrower Gender	Life Expectancy Set-Aside (LESA)	Secondary Appraisal Effective Date
Borrower Last Name	Median Credit Score	Secondary Appraised Value
City	Monthly HOA Dues	State
Coborrower Birth Date	Monthly Taxes	Street
Coborrower First Name	Original Interest Rate	Zip
Coborrower Gender

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

1 | Page

Credit Report: AMC confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines, was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the reverse mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the reverse mortgage loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Reverse Mortgage Counseling: AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns. AMC also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the stated underwriting guidelines.

Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

2 | Page

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and an additional independent valuation product was ordered. AMC also obtained a BPO for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of AMC’s review. AMC compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1009);
▪	Final application (1009);
▪	Loan Agreement;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Final HUD-1;
▪	Mortgage/Deed of Trust;
▪	Credit Report;
▪	Flood Certificate;
▪	Hazard Policy;
▪	Financial Assessment;
▪	Counseling Certificate;
▪	Occupancy Certificate;
▪	FACTA disclosures;

(9) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

There were 44 reverse mortgage loans in the final population as reviewed by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 95.45% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”. After all documents were presented, two of the reverse mortgage loans had credit and/or valuation exceptions; and two of the reverse mortgage loans had exceptions that triggered a “B”, “C” or “D” rating under the NRSRO rating criteria noted above.

3 | Page

Overall Results Summary

NRSRO Grade	Loan Count	% of Loans
A	42	95.45%
B	2	4.55%
C	0	0.00%
D	0	0.00%
Total	44	100.00%

Credit Results Summary

95.45% of the reverse mortgage loans by number in the securitization have a Credit grade of “A”, and 4.55% of the reverse mortgage loans by number in the securitization have a Credit grade of “B”

NRSRO Grade	Loan Count	% of Loans
A	42	95.45%
B	2	4.55%
C	0	0.00%
D	0	0.00%
Total	44	100.00%

Valuation Results Summary

All of the reverse mortgage loans in the securitization have a Valuation grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	44	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	44	100.00%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	1
		Document Inventory	1
		Total Credit Grade (B) Exceptions:	2
Total Credit Exceptions:			2
Grand Total:			2

4 | Page

DATA INTEGRITY REVIEW RESULTS SUMMARY (44 Reverse Mortgage Loans)

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Birth Date	0	44	0.00%	44
Borrower First Name	0	44	0.00%	44
Borrower Gender	0	44	0.00%	44
Borrower Last Name	0	44	0.00%	44
City	0	44	0.00%	44
Coborrower Birth Date	0	44	0.00%	44
Coborrower First Name	0	44	0.00%	44
Coborrower Gender	0	44	0.00%	44
Coborrower Last Name	0	44	0.00%	44
Original Principal Limit	0	44	0.00%	44
Original Repair Set-aside	0	44	0.00%	44
Property Type	0	44	0.00%	44
State	0	44	0.00%	44
Street	0	44	0.00%	44
Zip	0	44	0.00%	44
Appraisal Date	0	44	0.00%	44
Appraisal Effective Date	0	44	0.00%	44
Appraised Value	0	44	0.00%	44
Desk Review Value	0	44	0.00%	44
Life Expectancy Set-Aside (LESA)	0	44	0.00%	44
Monthly HOA Dues	0	44	0.00%	44
Monthly Taxes	0	44	0.00%	44
Sales Price (Purchase Loan)	0	44	0.00%	44
Funding Date	0	44	0.00%	44
Original Interest Rate	0	44	0.00%	44
Secondary Appraisal Date	0	44	0.00%	44
Secondary Appraisal Effective Date	0	44	0.00%	44
Secondary Appraised Value	0	44	0.00%	44
Total	0	1,232	0.00%	44

VALUE REVIEW RESULTS SUMMARY (44 Reverse Mortgage Loans)

AMC confirmed that each reverse mortgage loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%. None of the Client’s valuations were seasoned more than twelve (12) months of origination.

5 | Page